SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): April 24, 2007


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                                        61-0712014
   (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                    Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On April 24, 2007, Steel Technologies Inc. issued a press release announcing its financial results for the second quarter ended March 31, 2007. A copy of the press release is attached hereto as Exhibit 99.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of this section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Participants in the Solicitation and Additional Information

This communication may be deemed to be solicitation material in respect of the proposed acquisition of the Company by Mitsui & Co. (U.S.A.), Inc. In connection with the proposed acquisition, the Company filed a preliminary proxy statement with the Securities and Exchange Commission ("SEC") on March 30, 2007. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE SPECIAL SHAREHOLDER MEETING. Investors and security holders may obtain a free copy of the definitive proxy statement, when available, and other documents filed by the Company at the SEC's web site at http://www.sec.gov.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company's shareholders in connection with the proposed acquisition. Information concerning the interests of the Company's participants in the solicitation, which may be different from or in addition to the interests of Steel Technologies' shareholders generally, is set forth in the Company's proxy statement and Annual Report on Form 10-K (filed with the SEC on December 21, 2006, and December 14, 2006, respectively) and in the proxy statement relating to the proposed acquisition.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number    Description

Exhibit 99 Press release issued by Steel Technologies on April 24, 2007, regarding the financial results for the second quarter ended March 31, 2007.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
    (Registrant)




By   /s/ Roger D. Shannon
     ---------------------
        Roger D. Shannon
        Chief Financial Officer



Dated:  April 24, 2007

                                   EXHIBIT 99


                                  NEWS RELEASE

Contact: Bradford T. Ray                    Roger D. Shannon
         Chief Executive Officer            Chief Financial Officer
         502/245-2110                       502/245-2110

               STEEL TECHNOLOGIES ANNOUNCES SECOND QUARTER RESULTS
                                 --------------
                           Company Reports Net Income
                   of $2.9 Million or $0.22 Per Diluted Share

LOUISVILLE, Ky. (April 24, 2007) - Steel Technologies Inc. (NASDAQ: STTX) today reported results for the second quarter ended March 31, 2007.

     For the three months ended March 31, 2007, income from continuing operations was $2.9 million or $0.22 per diluted share, up 27% from income from continuing operations of $2.2 million or $0.17 per diluted share posted in the second quarter last year. For the quarter, the Company recorded after-tax expenses of $552,000 or $0.04 per share related to its announced merger transaction with a subsidiary of Mitsui & Co., Ltd. Income from discontinued operations for the second quarter of 2007 was negligible, compared with $645,000 or $0.05 per diluted share in the same period last year. The Company's net income for the quarter was $2.9 million or $0.22 per diluted share, unchanged from the second quarter last year. Sales for the quarter were $251.5 million, 6% above the year-earlier period. The increases in sales and net income were driven by higher average selling prices and increased volumes.

     For the first six months of fiscal 2007, sales from continuing operations were $452.3 million compared with $439.5 million for the same period last year. Income from continuing operations for the first half of fiscal 2007 totaled $3.7 million or $0.28 per diluted share versus $5.1 million or $0.39 per diluted share for the same period last year. Net income for the first six months of fiscal 2007 was $3.7 million or $0.28 per diluted share compared with $6.2 million or $0.48 per diluted share in the first six months of fiscal 2006.

     "As we discussed in our last conference call, we expected demand to improve in our second quarter after the very slow December quarter, and we anticipated stronger operating results," said Bradford T. Ray, Chairman and Chief Executive Officer. "This is in fact what we experienced as our volumes increased throughout the quarter and March shipments were very strong. Current shipment levels and forecasts point to continued volume and income improvements during our third quarter."



                                     -MORE-

STTX Reports 2007 Second Quarter Results
Page 2
April 24, 2007

     Commenting on the previously announced merger with a subsidiary of Mitsui & Co., Ltd., Ray said, "The $30 per share transaction price represents an outstanding value to our shareholders. Subject to approval by our shareholders and other customary closing conditions, we remain on schedule to complete the merger by the end of our third fiscal quarter of 2007."

     A live broadcast of Steel Technologies' conference call will begin at 10:00 a.m. Eastern Time today. An online replay will be available approximately two hours following the conclusion of the live broadcast and will continue through May 24, 2007. A link to this event is available at the Company's website.

     Steel Technologies processes flat-rolled steel to specific thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, office furniture, agriculture, construction, hardware, and consumer goods. The Company now has 25 facilities, including its joint venture operations,  located  throughout  the United  States,  Mexico and  Canada.  More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

     Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (contained in the Company's Securities and Exchange Commission filings), which could cause actual results to differ materially from those projected. These include, without limitation, statements herein regarding the anticipated completion of the contemplated merger with Mitsui USA. SEC filings may be obtained from the SEC or by contacting the Company.

Important Information
---------------------

     In connection with the proposed merger, Steel Technologies filed a preliminary proxy statement with the SEC on March 30, 2007. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE SPECIAL SHAREHOLDER MEETING. Investors and security holders may obtain a free copy of the definitive proxy statement, when available, and other documents filed by Steel Technologies at the SEC's web site at http://www.sec.gov. Steel Technologies and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of Steel Technologies' participants in the solicitation, which may be difference from or in addition to the interests of Steel Technologies' shareholders generally, is set forth in Steel Technologies' proxy statement and Annual Report on Form 10-K filings (filed with the SEC on December 21, 2006, and December 14, 2006, respectively) and in the proxy statement relating to the merger.








                                     -MORE-

STTX Reports 2007 Second Quarter Results
Page 3
April 24, 2007


                            STEEL TECHNOLOGIES INC.
                  Condensed Consolidated Balance Sheets

                                                       March 31     September 30
(In thousands)                                           2007           2006
--------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents ...................      $  10,257       $  12,066
   Trade accounts receivable, net ..............        139,757         104,356
   Inventories .................................        167,085         181,267
   Deferred income taxes .......................          1,942           1,688
   Prepaid expenses and other assets ...........          4,734           6,607
                                                      ---------       ---------
      Total current assets .....................        323,775         305,984

Property, plant and equipment, net .............        113,602         112,642

Investments in unconsolidated affiliates .......         64,733          63,626

Goodwill .......................................         25,472          25,678

Other assets ...................................          5,378           5,687
                                                      ---------       ---------
                                                      $ 532,960       $ 513,617
                                                      =========       =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable ............................      $  70,304       $  62,204
   Bank overdrafts .............................          6,204          13,617
   Accrued liabilities .........................         19,237          15,993
   Income taxes payable ........................          4,115           2,500
   Current portion of debt and
      capital lease obligations ................          1,992           2,074
                                                      ---------       ---------
      Total current liabilities ................        101,852          96,388

Long-term debt and capital lease obligations ...        134,884         119,911
Deferred income taxes ..........................         17,750          20,243
Other long-term liabilities ....................          4,247           3,941
                                                      ---------       ---------
      Total liabilities ........................        258,733         240,483
                                                      ---------       ---------
Commitments and contingencies

Minority interest ..............................          3,588           3,374

 Shareholders' equity:
   Preferred stock .............................            -               -
   Common stock.................................         71,285          71,176
   Treasury stock...............................        (24,496)        (24,486)
   Additional paid-in capital ..................          6,963           6,551
   Retained earnings ...........................        221,731         219,971
   Accumulated other comprehensive loss ........         (4,844)         (3,452)
                                                      ---------       ---------
     Total shareholders' equity ................        270,639         269,760
                                                      ---------       ---------
                                                      $ 532,960       $ 513,617
                                                      =========       =========




                                     -MORE-

STTX Reports 2007 Second Quarter Results
Page 4
April 24, 2007

                             STEEL TECHNOLOGIES INC.
                   Condensed Consolidated Statements of Income

(Amounts in thousands,                 Three Months Ended     Six Months Ended
except per share results)                    March 31             March 31
--------------------------------------------------------------------------------
                                        2007       2006       2007       2006
                                      ------------------------------------------
Sales ................................ $251,501   $238,336   $452,317  $439,521
Cost of goods sold ...................  236,647    225,697    427,189   414,644
                                       --------   --------   --------  --------
      Gross profit ...................   14,854     12,639     25,128    24,877

Selling, general and
   administrative expenses ...........  (11,239)    (9,274)   (20,756)  (17,822)
Gain on disposals of property,
   plant and equipment ...............      239          4        243         6
                                       --------   --------   --------  --------
   Operating income ..................    3,854      3,369      4,615     7,061

Interest expense .....................   (2,105)      (942)    (4,097)   (1,741)
Interest income ......................      192        192        397       531
Minority interest ....................     (197)      (132)      (362)     (368)
Equity in net income of
   unconsolidated affiliates .........    2,443        627      4,713     1,476
                                       --------   --------   --------   --------
   Income before income taxes ........    4,187      3,114      5,266     6,959

Provision for income taxes ...........    1,341        874      1,525     1,848
                                       --------   --------   --------   --------
   Income from continuing operations . $  2,846   $  2,240   $  3,741   $ 5,111

Discontinued operations, net of tax ..      -          645        (22)    1,114
                                       --------   --------   --------   --------
Net income                             $  2,846   $  2,885   $  3,719   $ 6,225
                                       ========   ========   ========   ========

Diluted weighted average number of
   common shares outstanding .........   13,170     13,101     13,153    13,093
                                       ========   ========   ========   ========

Diluted earnings per common share:
   From continued operations ......... $   0.22   $   0.17   $   0.28   $  0.39
   From discontinued operations ......       -        0.05      (0.00)     0.09
                                       --------   --------   --------   --------
                                       $   0.22   $   0.22   $   0.28   $  0.48
                                       ========   ========   ========   ========

Basic weighted average number of
   common shares outstanding .........   12,982     12,948     12,980    12,942
                                       ========   ========   ========   ========

Basic earnings per common share:
   From continued operations ......... $   0.22   $   0.17   $   0.29   $  0.39
   From discontinued operations ......       -        0.05      (0.00)     0.09
                                       --------   --------   --------   --------
                                       $   0.22   $   0.22   $   0.29   $  0.48
                                       ========   ========   ========   ========
Cash dividends per common share ...... $    -     $    -     $   0.15   $  0.15
                                       ========   ========   ========   ========



                                      -END-